THIS NOTE HAS BEEN ACQUIRED FOR INVESTMENT PURPOSES ONLY AND HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR UNDER ANY APPLICABLE STATE SECURITIES LAWS. THIS NOTE MAY NOT BE SOLD OR OTHERWISE TRANSFERRED EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT OR PURSUANT TO AN EXEMPTION UNDER THE SECURITIES ACT AND SUCH APPLICABLE STATE SECURITIES LAWS.

THIS NOTE WAS ISSUED WITH ORIGINAL ISSUE DISCOUNT ("OID") WITHIN THE MEANING OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED. HOLDERS OF THIS NOTE MAY CONTACT THE CHIEF FINANCIAL OFFICER OR CONTROLLER OF THE BORROWER AT (203) 221-0411 TO RECEIVE INFORMATION ABOUT SUCH OID DESCRIBED IN TREASURY REGULATION ss. 1.1275-3(b)(1)(i).

$14,136,452              GREENFIELD ONLINE, INC.                  May 17, 1999
                                                            New York, New York


                            Promissory Note
                            Due May 17, 2009


         FOR VALUE RECEIVED, the undersigned GREENFIELD ONLINE, INC., a Connecticut corporation (the "Borrower"), hereby promises to pay to Greenfield Holdings, LLC or its registered assigns ("Holdings"), the principal sum of FOURTEEN MILLION ONE HUNDRED THIRTY SIX THOUSAND FOUR HUNDRED FIFTY TWO DOLLARS ($14,136,452) or such greater or lesser principal amount which may be outstanding hereunder (including as a result of the exercise of the PIK Option) on May 17, 2009 (the "Maturity Date"), with interest (computed on the basis of the actual number of days elapsed over a 360-day year) on the unpaid balance of such principal sum from the date hereof at an interest rate equal to the Applicable Rate (or upon and during the continuance of an Event of Default (as defined in Section 5), at the Applicable Rate in effect from time to time during the continuance of such Event of Default plus 2%), payable in cash (unless the Borrower elects to exercise the PIK Option in the manner set forth below) on each May 17, (each an "Interest Payment Date"), commencing May 17, 2000, and on the Maturity Date, until the entire principal amount hereof shall have become due and payable, whether on the Maturity Date or at a date fixed for prepayment or by acceleration or declaration or otherwise. As used herein, the term "Applicable Rate" shall mean (i) during the period commencing on the date hereof to but excluding May 17, 2001, 7.5%, (ii) during the period commencing on May 17, 2001 to but excluding May 17, 2003, 9.5% and (iii) at any time thereafter, 10.5%. If any payment of interest due hereunder becomes due and payable on a day which is not a Business Day (as defined below), the due date thereof shall be the next succeeding day which is a Business Day. Payments of principal and interest shall be made in lawful money of the United States of America in immediately available funds by check or wire transfer to the address or account designated by Holdings. Notwithstanding the foregoing, the Borrower shall have the option on any Interest Payment Date to pay 70% of the interest due on such date (the "Scheduled Interest Payment") by electing (the "PIK Option") to increase the principal amount due under this Note by 70% of the amount of such Scheduled Interest Payment, whereupon, immediately thereafter, the principal amount of this Note shall be increased by 70% of such Scheduled Interest Payment and interest thereafter shall accrue on the principal amount of this Note as so increased. As used in this Note, the term "Business Day" means any day upon which commercial banks in the State of New York are not required or permitted to be closed.


         Section 1. Issuance of Note. Upon the terms and subject to the conditions contained herein (i) the Borrower has authorized the issuance to Holdings of this Promissory Note (this "Note") in an aggregate principal amount of up to $14,136,452 or such greater or lesser amounts as may be outstanding hereunder (including as a result of the exercise of the PIK Option).

         Section 2. Mandatory Prepayments. Upon the occurrence of any of the following events, the principal amount of this Note, together with all accrued interest thereon, shall become immediately due and payable: (i) the Borrower winds up, liquidates or dissolves its affairs; (ii) the Borrower enters into any transaction of merger or consolidation where an aggregate consideration in excess of $20 million in cash or property shall be paid as the consideration therefor; (iii) the Borrower conveys, sells, leases or otherwise disposes of all or substantially all of its assets, or purchases or otherwise acquires (in one or a series of related transactions) all or substantially all of the property or assets of any Person (iv) the Borrower effects an initial public offering of its equity securities or (v) the stockholders of the Borrower on the date of this Note cease to own at least 40% of the outstanding capital stock of the Borrower on a fully-diluted basis. As used in this Note, the term "Person" is to be construed in the broadest sense and means and includes any natural person, company, partnership, limited liability corporation, joint venture, corporation, business trust, unincorporated organization or governmental authority.

         Section 3. Representations and Warranties of the Borrower. The Borrower hereby confirms that all of the representations and warranties (including related definitions) made by the Borrower to Holdings in Article III of the Stock Purchase and Redemption Agreement dated as of May 12, 1999 among the Borrower, Andrew Greenfield and Holdings (as the same may be amended, restated or otherwise modified from time to time, the "Purchase Agreement") are hereby true and correct in all material respects. The Borrower further represents and warrants to Holdings that no Event of Default has occurred and is continuing.

         Section 4. Covenants.

               4.1  Affirmative Convenants.

                     (a) Information. From time to time, the Borrower will furnish to Holdings such information or documents (financial or otherwise) as Holdings may request with respect to the Borrower and/or any of its subsidiaries.

                     (b) Books, Records and Inspections. The Borrower will keep, and will cause its subsidiaries to keep, proper books of record and account in which full, true and correct entries in conformity with generally accepted accounting principles and all material requirements of law shall be made. The Borrower will, and will cause its subsidiaries to, permit officers and designated representatives of Holdings to visit and inspect any of the properties of the Borrower and its subsidiaries, and to examine the books of records and account of the Borrower and its subsidiaries and discuss the affairs, finances and accounts of the Borrower and its subsidiaries with, and be advised as to the same by, the Borrower's and its subsidiaries' officers, all at such reasonable times and intervals and to such reasonable extent as Holdings may request.

                     (c) Maintenance of Property; Insurance. The Borrower will, and will cause its subsidiaries to, (i) keep all material property used and necessary in the Borrower's and its subsidiaries' respective businesses in good working order and condition, (ii) maintain with financially sound and reputable insurance companies insurance on all the Borrower's and its subsidiaries' respective properties in at least such amounts and against at least such risks as maintained by each of them prior to the date of this Note, and (iii) furnish to Holdings, upon written request, information in reasonable detail as to the insurance carried with respect to the Borrower and its subsidiaries.

                     (d) Corporate Franchises. The Borrower will, and will cause its subsidiaries to, do or cause to be done all things necessary to preserve and keep in full force and effect the Borrower's and its subsidiaries' existence and all reasonable things necessary to preserve and keep in full force and effect the Borrower's and its subsidiaries' respective material rights, franchises, licenses and patents.

                     (e) Compliance with Statutes, Etc. The Borrower will, and will cause its subsidiaries to, comply with all applicable statutes, regulations and orders of, and all applicable restrictions imposed by, all governmental bodies, domestic or foreign, in respect of the conduct of the Borrower's and its subsidiaries' respective businesses and the ownership of the Borrower's and its subsidiaries' respective properties.

                     (f) Performance of Obligations. The Borrower will, and will cause its subsidiaries to, perform all of its or their respective obligations under the terms of each mortgage, indenture, security agreement, debt instrument and other contract by which the Borrower or its subsidiaries, as the case may be, is bound, except where the failure to perform would not, in the aggregate, have a material adverse effect on the business, operations or financial condition of the Borrower or its subsidiaries, as the case may be.

                     (g) Taxes. The Borrower will, and will cause its subsidiaries to, pay when due all taxes which, if not paid when due, would materially and adversely affect the business, operations, or financial condition of the Borrower or any of its subsidiaries, as the case may be, except as contested in good faith and by appropriate proceedings for which adequate reserves have been established in accordance with generally accepted accounting principles.

                     (h) Use of Proceeds. The Borrower shall use the proceeds of this Note to consummate the transactions contemplated by the Purchase Agreement and for general corporate purposes of the Borrower and its subsidiaries.

         4.2 Negative Covenants. The Borrower covenants and agrees (unless Holdings agrees otherwise) that, until this Note, together with interest and all other obligations incurred hereunder, are paid in full:

                     (a) Liens. The Borrower will not, and will cause its subsidiaries not to, create, incur, assume or suffer to exist any Lien (as defined below) upon or with respect to any property or assets (real or personal, tangible or intangible) of the Borrower or any of its subsidiaries whether now owned or hereafter acquired, or sell any such property or assets subject to an understanding or agreement, contingent or otherwise, to repurchase such property or assets (including sales of accounts receivable with recourse to the Borrower), or assign any right to receive income or permit the filing of any financing statement under the UCC (as defined below) or any other similar notice of Lien under any similar recording or notice statute, provided that the provisions of this Section 4.2(a) shall not prevent the creation, incurrence, assumption or existence of the following Liens (collectively, the "Permitted Liens"):

                     (i) inchoate Liens for taxes not yet due and payable, or Liens for taxes being contested in good faith and by appropriate proceedings for which adequate reserves have been established in accordance with generally accepted accounting principles;

                     (ii) Liens in respect of property or assets of the Borrower or its subsidiaries, as the case may be, which do not in the aggregate materially detract from the value of such property or assets or materially impair the use thereof in the operation of the business of the Borrower or any of its subsidiaries, as the case may be;

                     (iii) Liens in existence on the date hereof;

                     (iv) pledges or deposits in connection with worker's compensation, unemployment insurance and other social security legislation;

                     (v) Liens on the collateral not otherwise permitted by the provisions of this Section 4.2(a) to the extent securing Indebtedness permitted by Section 4.2(c)(ii);

                     (vi) Liens in respect of judgments or awards with respect to which the Borrower or any of its subsidiaries, as the case may be, shall in good faith currently be diligently prosecuting an appeal or proceedings for review with respect to which an appropriate bond or a stay of execution pending such appeal or proceedings for review shall have been secured; and

                     (vii) Liens on real property existing at the time such real property is acquired, provided that such Liens attach only on such real property.

As used in this Note, the term "Lien" shall mean any mortgage, pledge, hypothecation, assignment, deposit arrangement, encumbrance, lien (statutory or other), preference, priority or other security agreement of any kind or nature whatsoever (including, without limitation, any conditional sale or other title retention agreement, any financing or similar statement or notice filed under the UCC or any other similar recording or notice statute, and any lease having substantially the same effect as any of the foregoing), and the term "UCC" shall mean the Uniform Commercial Code, as from time to time in effect in the relevant jurisdiction.

         (b) Dividends. The Borrower will not declare or pay any dividends, or return any capital to its stockholders or authorize or make any other distribution, payment or delivery of property or cash to its stockholders in their capacity as such, or redeem, retire, purchase or otherwise acquire, directly or indirectly, for consideration, any shares of any class of its capital stock now or hereafter outstanding (or any options or warrants issued by the Borrower with respect to its capital stock), or set aside any funds for any of the foregoing purposes; provided, however, that (i) the Borrower may make such payments to repurchase capital stock (or warrants or options) from an employee of the Borrower upon termination of such employee's employment upon terms and conditions (including, without limitation, price) acceptable to Holdings and (ii) the Borrower may make any payments required or permitted by the Shareholders Agreement, dated as of the date hereof among the Borrower and its shareholders.

                     (c) Indebtedness. The Borrower will not, and will cause its subsidiaries not to, contract, create, incur, assume or suffer to exist any Indebtedness (as defined below), except: (i) Indebtedness of the Borrower incurred under this Note; (ii) Indebtedness (including any refinancing thereof) to Holdings in an aggregate principal amount not to exceed $2,000,000, the proceeds of which are to be used solely for working capital requirements; (iii) accrued expenses and current trade accounts payable incurred in the ordinary course of business; (iv) intercompany Indebtedness between the Borrower and its subsidiaries; (v) Indebtedness of any of the Borrower's subsidiaries (not covered under clauses (ii), (iii), (iv) and (vi) of this Section 4.2(c)), not to exceed $2,000,000 at any time outstanding incurred in the ordinary course of business, provided such Indebtedness is not secured in any manner by any type of property (whether tangible or intangible, including, without limitation, intellectual property) or assets of any Person; and (vi) Indebtedness with respect to capital leases and other purchase money Indebtedness. As used in this Note, the term "Indebtedness" shall mean, as to any Person, without duplication,
(i) all indebtedness (including principal, interest, fees and charges) of such Person for borrowed money or for the deferred purchase price of property or services, (ii) the face amount of all letters of credit issued for the account of such Person and all letters of credit issued for the account of such Person and all drafts drawn thereunder, (iii) all liabilities secured by any Lien on any property owned by such Person, whether or not such liabilities have been assumed by such Person, (iv) the aggregate amount required to be capitalized under leases under which such Person is the lessee and (v) all contingent obligations of such Person.

                     (d) Advances, Investments and Loans. The Borrower will not, and will cause its subsidiaries not to, lend money or credit or make obligations or securities of, or any other interest in, or make any capital contribution to, any Person, except that (i) the Borrower and its subsidiaries may acquire and hold receivables owing to it, if created or acquired in the ordinary course of business and payable or dischargeable in accordance with customary trade terms and (ii) the Borrower may make loans to employees of the Borrower in an aggregate amount not to exceed $1,000,000.

                     (e) Transactions with Affiliates. The Borrower will not, and will cause its subsidiaries not to, enter into any transaction or series of related transactions, whether or not in the ordinary course of business, with any Affiliate of the Borrower or any of its subsidiaries, as the case may be, other than on terms and conditions substantially as favorable to the Borrower or any of its subsidiaries, as the case may be, as would be obtainable by the Borrower or any of its subsidiaries, as the case may be, at the time in a comparable arm's-length transaction with a Person other than an Affiliate. Notwithstanding the foregoing, the Borrower shall not, and shall cause its subsidiaries not to, enter into any management agreement, services agreement or any other similar agreement; provided, that, so long as there does not exist an Event of Default, the Borrower and its subsidiaries may make payments to their Affiliates pursuant to a management agreement, services agreement or other similar agreement in an aggregate amount not to exceed $500,000 per calendar year. In addition, the Borrower may issue stock or options pursuant to its 1999 Stock Option Plan. As used in this Note, the term "Affiliate" means, with respect to any Person, any other Person that directly or indirectly through one or more intermediaries, controls, is controlled by, or is under common control with such Person. For the purpose of the above definition, the term "control" (including, with correlative meaning, the terms "controlling", "controlled by" and "under common control with"), as used with respect to any Person, means the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of such Person, whether through the ownership of voting securities, by contract or otherwise.

                     (f) Limitation on Voluntary Payments and Modifications of Indebtedness; Modification of Certificate of Incorporation, By-Laws; Etc. The Borrower will not, and will cause its subsidiaries not to, (i) make any voluntary or optional payment or repayment on or redemption or acquisition for value of (including, without limitation, by way of depositing with the trustee with respect thereto money or securities before due for the purpose of paying when due) any Indebtedness (other than Indebtedness under this Note) or (ii) amend or modify, or permit the amendment or modification of, any provision of any Indebtedness (other than Indebtedness under this Note and Indebtedness permitted under Section 4.2(c) of this Note) or of any agreement, indenture, loan agreement or security agreement) relating to any of the foregoing or (iii) amend, modify or change the certificate of incorporation or by-laws of the Borrower or any of its subsidiaries without the prior written consent of Holdings, which consent shall not be unreasonably withheld.

        Section 5. Events of Default. Upon the occurrence of any of the following specified events (each an "Event of Default"):

                     5.1 Payments. The Borrower shall (i) default in the payment when due of any principal on this Note or (ii) default, and such default shall continue unremedied for 5 or more days, in the payment when due of any interest on this Note or other amounts owing hereunder; or

                     5.2 Representations, Etc. Any representation, warranty or statement made by the Borrower or any of its subsidiaries in this Note, the Purchase Agreement, or in any certificate delivered pursuant hereto or thereto shall prove to be untrue in any material respect on the date as of which made or deemed made; or

                     5.3 Covenants. The Borrower shall (i) default in the due performance or observance by it of any term, convenant or agreement contained in
Section 4 of this Note or (ii) default in the due performance or observance by it of any term, convenant or agreement (other than those referred to in Sections
5.1 and 5.2 and clause (i) of this Section 5.3) contained in this Note and such default shall continue unremedied for a period of 30 days after written notice to the Borrower by Holdings; or

                     5.4 Default Under Other Agreements. The Borrower or any of its subsidiaries shall (i) default in any payment of any Indebtedness (other than this Note) beyond the period of grace, if any, provided in the instrument or agreement under which such Indebtedness was created or (ii) default in the observance or performance of any agreement or condition relating to any Indebtedness (other than this Note) or contained in any instrument or agreement evidencing, securing or relating thereto, the effect of which default is to cause, or to permit the holder or holders of such Indebtedness (or a trustee or agent on behalf of such holder or holders) to cause (determined without regard to whether any notice is required), any such Indebtedness to become due prior to its stated maturity; or any Indebtedness of the Borrower or its subsidiaries shall be declared to be due and payable, or required to be prepaid other than by a scheduled required prepayment, prior to the stated maturity thereof; or

                     5.5 Bankruptcy, Etc. (i) The Borrower or any of its subsidiaries shall commence a voluntary case concerning the Borrower or any of its subsidiaries, as the case may be, under Title 11 of the United States Code entitled "Bankruptcy," as now or hereafter in effect, or any successor thereto (the "Bankruptcy Code"); (ii) or an involuntary case is commenced against the Borrower or any of its subsidiaries, and the petition is not controverted within 10 days, or is not dismissed within 60 days, after commencement of the case;
(iii) or a custodian (as defined in the Bankruptcy Code) is appointed for, or takes charge of, all or substantially all of the property of the Borrower or any of its subsidiaries, or the Borrower or its subsidiaries commences any other proceeding under any reorganization, arrangement, adjustment of debt, relief of debtors, dissolution, insolvency or liquidation or similar law of any jurisdiction whether now or hereafter in effect relating to the Borrower or any of its subsidiaries, as the case may be, or there is commenced against the Borrower or any of its subsidiaries any such proceeding which remains undismissed for a period of 60 days, or the Borrower or any of its subsidiaries is adjudicated insolvent or bankrupt; (iv) or any order of relief or other order approving any such case or proceeding is entered; (v) or the Borrower or any of its subsidiaries suffers any appointment of any custodian or the like for it or any substantial part of its respective property to continue undischarged or unstayed for a period of 60 days; (vi) or the Borrower or its subsidiaries makes a general assignment for the benefit of creditors; (vii) or any action is taken by the board of directors or stockholders of the Borrowers or any of its subsidiaries for the purpose of effecting any of the foregoing; or

                     5.6 Judgments. One or more judgments or decrees shall be entered against the Borrower or any of its subsidiaries involving in the aggregate a liability (not paid by the Borrower or its subsidiaries, as the case may be, and/or not fully covered by insurance and/or not covered by indemnification under the Purchase Agreement) of $500,000 or more, and all such judgments or decrees shall not have been vacated, discharged or stayed or bonded pending appeal within 60 days after the entry thereof;

then, and in any such event, and at any time thereafter if any Event of Default shall then be continuing, Holdings may take any or all of the following actions, without prejudice to the rights of Holdings or the holder of the Note to enforce its claims against the Borrower (provided, that, if an Event of Default specified in Section 5.5 shall occur, the result which would occur upon the giving of written notice by Holdings to the Borrower as specified below shall occur automatically without the giving any such notice) (a) declare the principal of and any accrued interest in respect of the Note and all other obligations owing hereunder to be, whereupon the same shall become, forthwith due and payable without presentment, demand, protest or other notice of any kind, all of which are hereby waived by the Borrower; or (b) take any and all other remedial action that may be available at law, in equity or otherwise.

         Section 6. Optional Redemption. The Borrower may prepay this Note (together with all accrued interest), in full or in part, at any time at a price equal to the principal amount of the Note to be prepaid plus all accrued and unpaid interest thereon.

         Section 7. Registrar. So long as this Note is outstanding, the Borrower shall maintain an office or agency where this Note (i) may be presented for registration or transfer or for exchange (the "Registrar") and (ii) may be presented for payment. The Registrar shall keep a register of the Note and its transfer and exchange.

         Section 8. Successors and Assigns. This Note shall bind and inure to the benefit of the Borrower and Holdings and their respective successors and assigns, provided, however, that the rights under this Note shall not be assignable by the Borrower without the prior written consent of Holdings. Holdings shall have the right to sell, assign, transfer or grant participations in this Note (or any portion thereof) to any Person without the consent of any Borrower and, upon effecting such a transaction, the Borrower agrees to amend this Note to provide for the ability of Holdings and such other Persons to act by a majority vote for the purpose of granting consents, amendments, or waivers or taking any other action hereunder.

         Section 9. Amendment; Supplement. This Note, except for Section 8, may be amended or supplemented and any past default or compliance with any provision (including any Event of Default) may be waived only upon the written consent of the holder.

         Section 10. Waiver. The Borrower hereby waives notice of acceptance hereof as well as presentment, demand, protest and notice of non-payment and protest as to this Note and any other document, instrument or agreement to which the other may be a party in connection with this Note. The Borrower waives any and all defenses based on suretyship, guaranty or any other applicable law, including, without limitation, all rights and defenses arising out of (i) an election of remedies by Holdings even though that election of remedies may have destroyed rights of subrogation and reimbursement which Borrower may have, by operation of law or otherwise, (ii) protections afforded to Borrower with respect to antideficiency or similar laws limiting or discharging Borrower's obligations to Holdings, (iii) the invalidity or unenforceability of Borrower's obligations to Holdings, (iv) the failure to notify Borrower of the disposition of collateral security granted by Borrower, (v) the commercial reasonableness of any disposition or the impairment, however caused, of the value of collateral security granted by the Borrower, and (vi) any duty on Holding's part (should such duty exist) to disclose to Borrower any matter, fact or thing related to the business operations or condition (financial or otherwise) of the other or its Affiliates or property, whether now or hereafter known by Holdings. Holdings may at any time, in accordance with the terms of this Note, without consent of the Borrower, without notice to the Borrower and without affecting or impairing the obligations of the Borrower hereunder and any other documents, instrument, or agreement to which the Borrower may be a party in connection with this Note, do any of the following: (i) renew, extend (including extensions beyond the original term of the contract), modify (including changes in interest rates), release or discharge the Borrower or any other persons obligated with respect to the obligations hereunder; (ii) accept partial payments of the obligations hereunder from the Borrower; (iii) accept substituted, new or additional documents, instruments or agreements relating to the obligations hereunder from the Borrower; (iv) settle, release (by operation of law or otherwise), compound, compromise, collect or liquidate any of the obligations hereunder and collateral security of the Borrower in any manner; (v) consent to the transfer or return of collateral security and take and hold additional collateral security or guaranties for the obligations hereunder; (vi) amend, exchange, release or waive any collateral security or guaranty granted by the Borrower; or (vii) bid and purchase at any sale of the obligations hereunder collateral security of the Borrower and apply any proceeds and collateral security granted by the Borrower and direct the order and manner of such sale.

         Section 11. Remedies on Default, Etc. In case an Event of Default shall occur and be continuing, Holdings may, inter alia, proceed to protect and enforce its rights by an action at law, suit in equity or other appropriate proceeding, whether for the specific performance of any agreement contained in this Note or for an injunction against a violation of any of the terms hereof or thereof or in the exercise of any power granted hereby or thereby or by law. No right conferred upon Holdings by this Note shall be exclusive of any other right referred to herein or now or hereafter available at law, in equity, by statute or otherwise.

         Section 12. Indemnification. In addition to all rights and remedies available to Holdings at law or in equity, the Borrower shall indemnify Holdings and each subsequent holder of this Note, and their respective Affiliates, stockholders, officers, directors, employees, agents, representatives, successors and permitted assigns (collectively, the "Indemnified Persons") and save and hold each of them harmless against and pay on behalf of or reimburse such party as and when incurred for any loss (excluding consequential damages), liability, demand, claim, action, cause of action, cost, damage, deficiency, tax, penalty, fine or expense, whether or not arising out of any claims by or on behalf of the Borrower or any third party, including interest, penalties, reasonable attorneys' fees and expenses and all amounts paid in investigation, defense or settlement of any of the foregoing (collectively, "Losses") which any such party may suffer, sustain or become subject to, as a result of, in connection with, relating or incidental to or by virtue of:


                     (a) any misrepresentation or breach of warranty on the part of the Borrower under this Note;

                     (b) without duplication of subsection (a) above, any misrepresentation in or omission from any of the representations, warranties, statements, schedules and exhibits hereto, certificates or other instruments or documents furnished to Holdings by the Borrower made in or pursuant to this Note;

                     (c) any Event of Default or nonfulfillment or breach of any covenant or agreement on the part of the Borrower under this Note;

                     (d) any action, demand, proceeding, investigation or claim by any third party (including, without limitation, governmental agencies); or

                     (e) any claim (whenever made) relating in any way to the Borrower and any claim (whenever made) arising out of, relating to, resulting from or caused by any transaction, status, event, condition, occurrence or situation relating to, arising out of or in connection with (1) the status or conduct of the Borrower, or (2) any actions taken by or omitted to be taken by any of the Indemnified Persons in connection with this Note or any of the agreements contemplated herein.

         The Borrower agrees, whether or not the transactions herein contemplated are consummated, to pay all out-of-pocket costs and expenses of Holdings in connection with the negotiation, preparation, execution and delivery of the this Note and the documents and instruments referred to herein and any amendment, waiver or consent relating thereto and in connection with the enforcement thereof.

         Section 13. Survival. All indemnification rights hereunder shall survive the execution and delivery of this Note and the consummation of the transactions contemplated hereby indefinitely, regardless of any investigation, inquiry or examination made for or on behalf of, or any knowledge of Holdings and/or any of the Indemnified Persons or the acceptance by Holdings of any certificate or opinion.

         Section 14. Notices. All notices, requests, consents and other communications hereunder to any party shall be deemed to be sufficient if contained in a written instrument delivered in person or sent by telecopy, nationally-recognized overnight courier or first class registered or certified mail, return receipt requested, postage prepaid, addressed to such party at the address set forth below or such other address as may hereafter be designated in writing by such party to the other parties:

                      if to the Borrower, to:

                              Greenfield Online, Inc.
                              274 Riverside Avenue
                              Westport, CT 06880-4807
                              Attention: Chief Executive Officer
                              Telephone: (203) 221-0411
                              Facsimile: (203) 221-0791;

                      with a copy to:

                              Preston Gates & Ellis LLP
                              701 Fifth Avenue
                              Suite 5000
                              Seattle, Washington 98104
                              Attention: Robert Jaffe, Esq.
                              Telephone: (206) 623-7580
                              Facsimile: (206) 623-7022;

                      if to Holdings, to:

                              Greenfield Holdings, LLC
                              c/o Insight Capital Partners III, L.P.
                              122 East 42nd Street, Suite 2400
                              New York, New York  10168
                              Attention:  Jeffrey Horing
                              Telephone:  (212) 681-8181
                              Facsimile:   (212) 661-0972;

                      with a copy to:

                              O'Sullivan Graev & Karabell, LLP
                              30 Rockefeller Plaza, 41st Floor
                              New York, New York 10112
                              Attention:  Ilan S. Nissan, Esq.
                              Telephone: (212) 408-2400
                              Facsimile: (212) 408-2420;

or to such other address as t he party to whom notice is to be given may have furnished to the other party in writing in accordance herewith. If mailed, as aforesaid, any such communication shall be deemed to have been given on the third Business Day following the day on which the piece of mail containing such communication is posted.

        Section 15. GOVERNING LAW. THIS NOTE SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, WITHOUT GIVING EFFECT TO PRINCIPLES OF CONFLICTS OF LAW.


                                     * * * *

         IN WITNESS WHEREOF, the Borrower has caused this Note to be dated and to be executed, delivered and issued on its behalf by its duly authorized officers.


                                            GREENFIELD ONLINE, INC.



                                            By: /s/  Rudy Nadilo
                                               --------------------------
                                                Rudy Nadilo
                                                President